Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional adviser.

LETTER OF TRANSMITTAL

Relating to

Union Pacific Corporation

Offer to Exchange up to $439,192,000 Principal Amount Outstanding of 3.646% Notes due 2024 for

a Like Principal Amount of 3.646% Notes due 2024

which have been registered under the Securities Act of 1933; and

Offer to Exchange up to $700,000,000 Principal Amount Outstanding of 4.821% Notes due 2044 for

a Like Principal Amount of 4.821% Notes due 2044

which have been registered under the Securities Act of 1933.

Pursuant to the Prospectus, dated                     , 2013

EACH EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2013, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

For Delivery by Hand, Overnight Delivery, Registered or Certified Mail:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations

Reorganization Unit

111 Sanders Parkway

East Syracuse, New York 13057

Attn: Christopher Landers

By Facsimile: (732) 667-9408 Corporate Trust Operations Reorganization Unit	For Information, Call: (315) 414-3362 Corporate Trust Operations Reorganization Unit	To Confirm by Telephone: (315) 414-3362 Corporate Trust Operations Reorganization Unit

Delivery of this instrument to an address other than as set forth above, or transmission of this instrument via facsimile other than as set forth above, will not constitute a valid delivery.

The undersigned acknowledges that he or she has received the prospectus, dated                    , 2013 (the “Prospectus”), of Union Pacific Corporation, a Utah corporation (the “Company” or “Union Pacific”), and this letter of transmittal (the “Letter of Transmittal”), which together constitute the Company’s offers (collectively, the “Exchange Offers” and each, an “Exchange Offer”) to exchange (i) an aggregate principal amount of up to $439,192,000 of registered 3.646% Notes due 2024 (the “Exchange 2024 Notes”) of the Company for an equal principal amount of the Company’s outstanding 3.646% Notes due 2024 (the “Original 2024 Notes”), and (ii) an aggregate principal amount of up to $700,000,000 of registered 4.821% Notes due 2044 (the “Exchange 2044 Notes” and, together with the Exchange 2024 Notes, the “Exchange Notes”) of the Company for an equal principal amount of the Company’s outstanding 4.821% Notes due 2044 (the “Original 2044 Notes” and, together with the Original 2024 Notes, the “Original Notes”). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

For each Original 2024 Note accepted for exchange, the holder of such Original 2024 Note will receive an Exchange 2024 Note having a principal amount equal to that of the surrendered Original 2024 Note. For each Original 2044 Note accepted for exchange, the holder of such Original 2044 Note will receive an Exchange 2044 Note having a principal amount equal to that of the surrendered Original 2044 Note. The Exchange 2024 Notes will bear interest at a rate of 3.646% per annum from the most recent date to which interest on the Original 2024 Notes has been paid or, if no interest has been paid, from August 21, 2013. Interest on the Exchange 2024 Notes will be payable semiannually on February 15 and August 15 of each year, beginning on February 15, 2014, to the holders of record on the preceding February 1 and August 1, respectively, whether or not such day is a business day. The Exchange 2024 Notes will mature on February 15, 2024. The Exchange 2044 Notes will bear interest at a rate of 4.821% per annum from the most recent date to which interest on the Original 2044 Notes has been paid or, if no interest has been paid, from August 21, 2013. Interest on the Exchange 2044 Notes will be payable semiannually on February 1 and August 1 of each year, beginning on February 1, 2014, to the holders of record on the preceding January 15 and July 15, respectively, whether or not such day is a business day. The Exchange 2044 Notes will mature on February 1, 2044. The terms of the Exchange Notes are substantially identical to the terms of the Original Notes for which they will be exchanged, except that the Exchange Notes have been registered under the Securities Act and are free of any obligation regarding registration.

If (i) within 125 days after the date of the issuance of the Original Notes (the “Issue Date”) of a series, the Exchange Offer Registration Statement (as defined in each Registration Rights Agreement dated August 21, 2013, among the Company, Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as lead dealer managers, and the other dealer managers listed on Schedule I thereto (each, a “Registration Rights Agreement”)) with respect to such series has not been filed with the Commission; (ii) within 270 days after the Issue Date, such Exchange Offer Registration Statement has not been declared effective; (iii) within 315 days after the Issue Date, the Exchange Offer with respect to such series has not been consummated or, if required in lieu thereof, the Shelf Registration Statement with respect to such series (as defined in the related Registration Rights Agreement) has not become effective; or (iv) after either such Exchange Offer Registration Statement or such Shelf Registration Statement (if applicable) has been declared (or becomes automatically) effective, such Registration Statement thereafter ceases to be effective or usable (subject, in each case as applicable, to the exceptions set forth in the related Registration Rights Agreement) in connection with resales of Original Notes of such series in accordance with and during the periods specified in Sections 1 and 2 of such Registration Rights Agreement (each such event referred to in clauses (i) through (iv), a “Registration Default”), Additional Interest, as defined in such Registration Rights Agreement, will accrue on the Original Notes of such series from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults with respect to such series have been cured. Additional Interest will accrue at a rate equal to 0.25% per annum of the aggregate principal amount of the Notes of such series during the 90-day period immediately following the occurrence of any such Registration Default and shall increase to a maximum of 0.50% per annum thereafter. Following the cure of all such Registration Defaults, the accrual of Additional Interest on the Original Notes of such series will cease.

The Company has agreed that, for a period starting on the Expiration Date and ending on the close of business on the 180th day thereafter, it will make the Prospectus available to any broker-dealer for use in connection with any resales of the Exchange Notes.

Each holder of Original Notes wishing to participate in the Exchange Offers, except holders of Original Notes executing their tenders through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company (“DTC”), should complete, sign and submit this Letter of Transmittal to the Exchange Agent, The Bank of New York Mellon Trust Company, N.A., on or prior to the Expiration Date.

This Letter of Transmittal may be used to participate in the Exchange Offers if certificates representing Original Notes are to be physically delivered to the Exchange Agent or if Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP, for which the Exchange Offers are eligible. Unless you intend to tender your Original Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, along with any physical certificates for the Original Notes specified herein, to indicate the action you desire to take with respect to the Exchange Offers.

Holders of Original Notes tendering by book-entry transfer to the Exchange Agent’s account at DTC may execute tenders through ATOP, for which the Exchange Offers are eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of an Exchange Offer to DTC on or prior to the Expiration Date. DTC will verify acceptance of an Exchange Offer, execute a book-entry transfer of the tendered Original Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation”, which shall include an agent’s message. An “agent’s message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Original Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against the participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

If you are a beneficial owner that holds Original Notes through Euroclear or Clearstream and wish to tender your Original Notes, you must instruct Euroclear or Clearstream, as the case may be, to block the account in respect of the tendered Original Notes in accordance with the procedures established by Euroclear or Clearstream. You are encouraged to contact Euroclear or Clearstream directly to ascertain their procedures for tendering Original Notes.

Tendering holders of Original Notes must tender Original Notes in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Any holder that is a bank, broker, or other custodial entity holding Original Notes of a series on behalf of more than one beneficial owner may submit to the Exchange Agent a list of the aggregate principal amount of Original Notes of such series owned by each such beneficial owner, and the Exchange Agent, in determining the aggregate principal amount of Exchange Notes of such series to be issued to such holder, will treat each such beneficial owner as a separate holder.

Holders that anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of Exchange Notes to be delivered pursuant to the Exchange Offers and to obtain the information necessary to provide the required DTC participant with account information in this Letter of Transmittal.

Union Pacific reserves the right, in its sole discretion, to amend, at any time, the terms and conditions of the Exchange Offers. Union Pacific will give you notice of any amendments if required by applicable law. The term “Expiration Date” shall mean, with respect to an Exchange Offer, the latest time and date to which such Exchange Offer is extended.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

TENDER OF ORIGINAL NOTES

To effect a valid tender of Original Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the tables below entitled “Method of Delivery” and “Description of Original 2024 Notes Tendered” or “Description of Original 2044 Notes Tendered”, as applicable, and sign this Letter of Transmittal where indicated.

Exchange Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery”.

We have not provided guaranteed delivery procedures in conjunction with the Exchange Offers or under any of the Prospectus or other materials provided therewith.

Failure to provide the information necessary to effect delivery of Exchange Notes will render such holder’s tender defective, and Union Pacific will have the right, which it may waive, to reject such tender without notice.

METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED ORIGINAL NOTES ARE HELD AND/OR THE CORRESPONDING EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Participant Number: ____________________

Account Number: __________________________

Transaction Code Number: ___________________

List below in the appropriate table the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL 2024 NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original 2024 Notes Tendered**

Total

*	Need not be completed if Original 2024 Notes are being tendered by book-entry transfer.
**	The principal amount of Original 2024 Notes tendered hereby must be in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. See Instruction 2.

DESCRIPTION OF ORIGINAL 2044 NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original 2044 Notes Tendered**

Total

*	Need not be completed if Original 2044 Notes are being tendered by book-entry transfer.
**	The principal amount of Original 2044 Notes tendered hereby must be in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. See Instruction 2.

Note: Signatures must be provided below.

Please read the accompanying instructions carefully.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that it is not an “affiliate”, as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), of the Company, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of commencement of the Exchange Offers it had no arrangement with any person to participate in a distribution of the Exchange Notes.

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that the Exchange Offers are being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such Exchange Notes are acquired in the ordinary course of such holders’ business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. However, the staff of the Commission has not considered the Exchange Offers in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offers as in other circumstances. If a holder of Original Notes is an affiliate of the Company, acquires Exchange Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offers, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offers-Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes to the undersigned at the address shown above in the box(es) entitled “Description of Original 2024 Notes Tendered” and/or “Description of Original 2044 Notes Tendered”.

THE UNDERSIGNED, BY COMPLETING THE BOX(ES) ENTITLED “DESCRIPTION OF ORIGINAL 2024 NOTES TENDERED” AND/OR “DESCRIPTION OF ORIGINAL 2044 NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX(ES) ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted are to be issued in the name of someone other than the undersigned, or if Original Notes are to be returned by credit to an account maintained by DTC other than the account designated above.

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted are to be sent to someone other than the undersigned at an address other than that shown above.

Deliver certificates for Original Notes not tendered or not accepted to:

Issue certificates for Original Notes not tendered or not	Name(s):
accepted to:	(Please Type or Print)

Name(s):
(Please Type or Print)	(Please Type or Print)

Address:
(Please Type or Print)
Address:
(Including Zip Code)
(Including Zip Code)
Taxpayer Identification Number
Taxpayer Identification Number

(Such person(s) must also complete the Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)	(Such person(s) must also complete the Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)

Credit unaccepted Original Notes tendered by book-entry transfer to:

(DTC Account Number)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an agent’s message in lieu thereof (together with the certificates for Original Notes or a book-entry confirmation and all other required documents) must be received by the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE, HOLDERS OF ORIGINAL

NOTES MUST COMPLETE, EXECUTE, AND DELIVER THE LETTER OF TRANSMITTAL OR A

PROPERLY TRANSMITTED AGENT’S MESSAGE.

SIGN HERE

(To be completed by all tendering holders of Original Notes regardless of whether Original Notes are being physically delivered herewith, other than holders effecting delivery through ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to Union Pacific the principal amount of the Original Notes listed in the table(s) on page 5 entitled “Description of Original 2024 Notes Tendered” and/or “Description of Original 2044 Notes Tendered”.

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or on a DTC security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address)

Dated:                     , 2013

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFERS

1. Delivery of Letter of Transmittal.

This Letter of Transmittal is to be completed by or received with respect to holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offers-Procedures for Tendering” section of the Prospectus and an agent’s message is not being transmitted. Certificates for all physically tendered Original Notes (or book-entry confirmation), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal (or, in lieu thereof, an agent’s message), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date. Original Notes tendered hereby must be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

See “The Exchange Offers” section of the Prospectus.

2. Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer); Withdrawals.

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box(es) above entitled “Description of Original 2024 Notes Tendered” and/or “Description of Original 2044 Notes Tendered”. A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offers may be withdrawn at any time prior to the Expiration Date. To be effective with respect to the tender of Original Notes, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent prior to the Expiration Date; (ii) specify the name of the person who deposited the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Original Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Original Notes are to be registered, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes or otherwise comply with DTC’s procedures. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include persons whose names appear on a DTC security position listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder’s or holders’ name(s) appear(s) on the Original Notes.

If this Letter of Transmittal or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”).

4. Special Issuance and Delivery Instructions.

Tendering Holders of Original Notes should indicate in the applicable box the name and address to which substitute certificates representing Original Notes for any Original Notes not exchanged are to be issued or sent or, in the case of a book-entry delivery of Original Notes, the appropriate DTC participant name and number, if different from the name or address or the DTC participant name and number, as the case may be, of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address or the account maintained at DTC, as the case may be, of the person signing this Letter of Transmittal.

5. Tax Identification Number and Backup Withholding.

An exchange of Original Notes for Exchange Notes pursuant to the Exchange Offers will not be treated as a taxable exchange or other taxable event for U.S. Federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. Federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). In addition, such holder may be subject to backup withholding in an amount that is currently 28% of all reportable payments of principal and interest.

Certain holders (including, among others, all corporations) are not subject to these backup withholdings and reporting requirements. Such holders that are U.S. persons should nevertheless complete the attached Substitute Form W-9 below, and check the box marked “For Payees Exempt from Backup Withholding” in Part 2, to avoid possible erroneous backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to the backup withholding, such holder must give the Company a complete Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other appropriate Form W-8. These forms may be obtained from the Exchange Agent or from the IRS’s website, www.irs.gov. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If the Exchange Agent is provided with an incorrect TIN, or if a holder makes false statements resulting in no backup withholding, such holder may be subject to penalties imposed by the IRS.

If a tendering holder of Original Notes does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “Applied For” in Part 1 in lieu of its TIN. Checking this box in Part 2 and writing “Applied For” in Part 1 means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. In this case, backup withholding at a rate currently of 28% will nevertheless apply to all reportable payments made by such holder. If such a holder furnishes its TIN to the Company within 60 calendar days, however, any amounts so withheld shall be refunded to such holder.

If backup withholding applies, the payor will withhold the appropriate percentage (currently 28%) from payments to the payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

6. Transfer Taxes.

Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter of Transmittal.

7. Waiver of Conditions.

The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

8. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal or, in lieu thereof, by transmission of an agent’s message, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 5)

PAYOR’S NAME: Union Pacific Corporation	Name (as shown on your income tax return)
SUBSTITUTE

Form W-9	Business Name, if different from above

Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Limited liability company. Enter the tax classification (D=disregard entity, C=corporation, P=partnership)º ☐ Other
Address

City, State and ZIP code

	Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” in the box at right, certify by signing and dating below, and complete the following “Certificate of Awaiting Taxpayer Identification Number” box.	Social Security Number OR Employer Identification Number

PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding. ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE	DATE:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me will be subject to backup withholding (currently at the rate of 28%), until I provide a Taxpayer Identification Number.

Signature                                                                                           Date                                 , 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON

SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payor – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the NAME and SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of	For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION NUMBER of

1.	Individual	The individual	6.	A valid trust, estate, or pension trust	Legal entity (4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	Corporation or LLC electing corporate status on Form 8832	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9.	Partnership or multi-member LLC	The partnership or LLC

	b. The so-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5.	Sole proprietorship or single-owner LLC	The owner (3)	10.	A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you. Use Substitute Form W-9 to give your correct TIN to the Exchange Agent and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also obtain this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, complete the “Certificate of Awaiting Taxpayer Identification Number”, and sign and date this Substitute Form W-9 and give it to the Exchange Agent.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another substitute Form W-9, include your TIN, sign and date the form, and give it to the Exchange Agent.

CAUTION: A domestic entity that is disregarded for U.S. federal income tax purposes that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the box marked “For Payees Exempt from Backup Withholding” in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Exchange Agent the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations promulgated thereunder.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold (currently at the rate of 28%) from taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payor. Certain penalties may also apply including those listed below.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.